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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2003

                           ENCORE ACQUISITION COMPANY
             (Exact name of registrant as specified in its charter)


                          Commission File No. 001-16295



          Delaware                                             75-2759650
--------------------------------                        -----------------------
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                           Identification Number)

               777 Main Street, Suite 1400, Ft. Worth, Texas 76102
      ------------------------------------------------------------ --------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (817) 877-9955


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Item 7.  Financial Statements and Exhibits.

        (c)    Exhibits.

                   99.1     Press Release dated July 29, 2003.


Item 12. Disclosure of Results of Operations and Financial Condition.

        On July 29, 2003, Encore Acquisition Company, a Delaware corporation, issued a press release announcing second quarter 2003 results. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference. The information hereunder shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ENCORE ACQUISITION COMPANY



Date:    July 29, 2003              By:     /s/   Morris B. Smith
                                           ------------------------------------
                                           Morris B. Smith
                                           Chief Financial Officer, Treasurer,
                                           Executive Vice President
                                           and Principal Financial Officer


                                       3
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                               Index to Exhibits


Exhibit
  No.                   Description
-------                 -----------
99.1                    Press Release dated July 29, 2003.